                                                                   Exhibit 99(b)

                             TXU US HOLDINGS COMPANY
                       Certificate Pursuant to Section 906
                         of Sarbanes - Oxley Act of 2002

         The undersigned, Michael J. McNally, Principal Financial Officer of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

         1. The Company's Current Report on Form 8-K related to TXU Energy Company LLC filed on or about August 23, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TXU Energy Company LLC.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 23rd day of August, 2002.


                                               /s/  Michael J. McNally
                                             -----------------------------------
                                             Name:  Michael J. McNally
                                             Title: Principal Financial Officer